SUBLEASE

      This Sublease is entered into as of the _____ day of December, 1995, by and between AT&T Corp., a New York Corporation ("Sublessor") and Excalibur Technologies, Inc., ("Sublessee").

                                   WITNESSETH:

      WHEREAS, Tysons Corner Associates II, as "Landlord," and AT&T Communications, Inc., as agent for American Telephone and Telegraph Company, as "Tenant" entered into a lease effective October 6, 1989, a copy of which together with all amendments, modifications, extensions or renewals thereof, if any, are attached hereto as Attachment "A" (all of which are hereinafter collectively referred to as "Master Lease") in which Landlord leased to Tenant and Tenant hired from Landlord certain space (the "Premises") in the Building known as 1921 GALLOWS ROAD, VIENNA, VIRGINIA which is more particularly described in the Master Lease; and

      WHEREAS, American Telephone and Telegraph Company changed its name to AT&T Corp. effective April 20, 1994.

      NOW, THEREFORE, Sublessor, for and in consideration of the covenants and agreement herein stated, hereby subleases to Sublessee a portion of the Premises hereinafter referred to as ("Subleased Premises") and consisting of 11,125 rentable square feet located on the 2nd floor, and 3,075 rentable square feet located on the 4th floor of the building (Attachment "B").

        1.  TERM

          The term of this Sublease ("the Term") shall commence upon substantial completion of the Leasehold Improvements as described in Attachment "C" (the "Commencement Date") and shall expire on October 5, 1999. However, in no event will the Commencement Date be later than April 1, 1996. The Leasehold Improvements shall be deemed "substantially completed" upon the occurrence of all of the following:

               (i) Construction of the Leasehold Improvements in accordance with the plans and specifications listed in Attachment "B" and Attachment "C" and made a part hereof, and delivery to Sublessee by Sublessee's architect of a certificate to that effect;

               (ii)   Agreement   by   Sublessee   that  the  utility   services
          contemplated  by  such  plans  and  specifications   have  been  fully
          installed and are operational for use by Sublessee;

               (iii)  A   final   legally   valid   certificate   of   occupancy
          (non-residential use permit) has been issued relating to the Subleased Premises by all required governmental authorities; and

               (iv) The remaining work to be done to render the Subleased Premises fully completed shall consist solely of minor details of construction, mechanical adjustments or decoration, which will not interfere with Sublessee's use and enjoyment of the premises. Absent delays caused by Sublessee, if the conditions in the preceding sentence are not satisfied on or prior to 30 days after commencement of the Term as defined herein, Sublessee may terminate this Sublease. Furthermore, in the event that Sublessor has not vacated the Subleased Premises on or prior to December 31, 1995, Sublessee may terminate this Sublease. Sublessor shall use its diligent best efforts to assist the Sublessee in meeting all of the conditions set forth above, including, but not limited to communicating with the Landlord to obtain its consent to the Leasehold Improvements.

        2.  RENT


          (a) Beginning on the Commencement Date and ending on October 5, 1999, Sublessee shall pay to Sublessor as rent for the Subleased Premises the sum of $252,050.01 per annum, in monthly installments of $21,004.17. Rents for periods of occupancy of less than thirty (30) days shall be prorated in proportion to the number of days of occupancy in such period. Sublessor agrees to abate Sublessee's first full month's rental payment.

          (b) Beginning with the second lease year and continuing each year thereafter, the annual rent shall increase by two and one half percent (2.5%) of the previous year's base rent.

          (c) Such rental shall be payable in advance, on the first day of each moth of the Term of this Sublease, beginning one month after the Commencement Date, without demand or set-off as the office of the Sublessor herein designated as:

                              AT&T
                              Attention:   Manager-Lease Administration
                                222 Mt. Airy Road
                             Basking Ridge, NJ 07920

        3.  USE

          (a) The Subleased Premises shall be used for those purposes permitted under the Master Lease.

          (b) Sublessee, its agents or invitees, shall not perform any acts or carry on any practices that may interfere with the conduct of the Premises or the Building and shall keep the Subleased Premises in an orderly and presentable condition.

        4.  CONDITION OF SUBLEASED PREMISES

          The Sublessee's taking possession shall be conclusive evidence as against the Sublessee that the Subleased Premises were in good order and satisfactory condition when the Sublessee took possession. Sublessee understands and agrees that it is taking the Subleased Premises in "As Is" condition and all installations and improvements now or hereafter placed on the Subleased Premises shall be for Sublessee's account and at Sublessee's cost unless otherwise defined herein.

        5.  LEASEHOLD IMPROVEMENTS

          Sublessor shall provide Sublessee with Leasehold Improvement Allowance of $10.00 per rentable square foot (approximately $142,000) for Sublessee's desired improvements in connection with this Sublease. Additionally, Sublessor shall allow Sublessee to amortize up to an additional $10.00 per rentable square foot in Leasehold Improvement costs passed through directly to Sublessee over the term of the Sublease at an annual interest factor of ten percent (10%).

        6.  SECURITY DEPOSIT

          Sublessee has deposited with Sublessor the amount of $21,004.17 as security deposit in connection with this Sublease; such deposit to be held in escrow throughout the term of the Sublease. Provided Sublessee is not in default as defined herein, the security deposit will be refunded upon expiration of this Sublease.

        7.  REPAIRS

          (a) During the Term, Sublessee shall maintain the Subleased Premises in good order and condition, and shall promptly make repairs to correct damage caused by Sublessee, its agents employees or invitees.

          (b) Sublessee understands that, under the Master Lease, Sublessor and Landlord have certain specified responsibilities to maintain and repair the Premises in which the Subleased Premises are located and to keep the Premises in good and tenantable condition. Sublessor agrees to request that Landlord fulfill its responsibilities under the Master Lease, should the need arise, and Sublessor agrees to proceed with due diligence in its dealings with Landlord. It is specifically understood and agreed, however, that Sublessor and Landlord have no obligation or responsibility whatsoever with respect to maintenance or repair of Subleased Premises.

        8.  ALTERATIONS AND MECHANICS LIENS

          (a) Sublessee shall not make any alterations in or additions to the Subleased Premises without first submitting the plans for such alterations or additions to the Sublessor and Landlord and obtaining the Sublessor's and Landlord's prior written consent to such alterations or additions. Sublessor's consent shall not be unreasonably withheld or delayed.

          (b) Sublessee shall keep the Premises and the Subleased Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Sublessee. Landlord and Sublessor shall have the right to post and keep posted on the Premises or the Subleased Premises and notices that may be provided by the law or which Landlord of Sublessor may deem proper for the protection of Landlord or Sublessor, the Premises and the Subleased Premises.

          (c) If any such lien is claimed against the Premises or Subleased Premises, then, in addition to any other right or remedy of Sublessor, Sublessor may, but shall not be obligated to, discharge same. Any amount paid by Sublessor for such purposes shall be paid by Sublessee to Sublessor as "Additional Rent" within ten (10) days of Sublessor's demand therefore.

        9.  ADDITIONAL RENT

          Sublessee shall pay to Sublessor as Additional Rent its proportionate share of increases in real estate taxes and building operating expenses over and above actual expenses incurred in the 1996 calendar year, pursuant to paragraph 2.6 of the Master Lease.

        10.  LIABILITY FOR ACTS OR NEGLECT

          If any damage to the Premises, the Subleased Premises, to the Sublessor, his employees or agents, results from any act or neglect of the Sublessee, or of the Sublessee's agents, employees, invitees or licensees, the Sublessor may, at the Sublessor's option, repair such damage and the Sublessee shall, upon demand by the Sublessor, reimburse the Sublessor forthwith for the total cost of such repairs. (Sublessee's payments to the Sublessor shall not prohibit Sublessor from pursuing any other remedies that it may have under this Sublease or law. Nor shall such payments relive Sublessee from any liability to third parties.) All property belonging to the Sublessee shall be at the risk of the Sublessee only and neither Sublessor nor Landlord shall be liable for damage thereto or theft or misappropriation thereof.

        11.  WAIVER OF INDEMNITY

          (a) Notwithstanding any provision of this Sublease to the contrary, neither Sublessor nor its respective agents or employees shall be liable to Sublessee, or to Sublessee's agents or agents, for:

               (i) any damage to property or (except in the event of and to the extent of the negligence or willful misconduct of Sublessor or its duly authorized agents or employees) any injury to person due to the condition or design of or any defect in the Subleased Premises or the Premises or its mechanical systems and equipment which may exist or occur, or due to the land upon which it is situated, or any part thereof, becoming out of repair, or by defect in or failure of pipes or wiring, or by the backing up of drains, or by the bursting or leaking of pipes, faucets and plumbing fixtures, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises or Subleased Premises; or

               (ii) any damage to property or (except in the event of and to the extent of the negligence or willful misconduct of Sublessor, or its duly authorized agents or employees) any injury to person that may be occasioned by or through the acts of omissions or any other person whatsoever; or

               (iii) any loss or damage to an property or injury to any person occasioned by theft, fire, Act of God, public enemy, injunction, riot, insurrection, war, court order, requisition or order of government authority, or any other matter beyond the control of Sublessor.

          (b) Sublessee agrees that it will indemnify and hold and save Sublessor and Landlord, and their respective agents and employees, whole and harmless of, from and against;

               (i)  all  fines,  suits,  losses,  costs,  liabilities,   claims,
          demands, actions and judgments of every kind and character by reason of any breach, violation or non-performance of any term, provision, convent, agreement or condition on the part of Sublessee under this Sublease; and

               (ii) all fines, suits, losses, costs, liabilities, claims, demands, actions and judgments suffered by and recovered from, or asserted against Sublessor or any of such indemnities, including injuries to persons or property, occurring on or about the Subleased Premises or in any way relating to Sublessee's occupancy or use of the Subleased Premises and any other matters not due solely to the negligence or willful misconduct of Sublessor.

          (c) Sublessee covenants and agrees that in case Sublessor or any of such indemnities shall be made a party to any litigation commenced by or against such indemnities with respect to which Sublessee has agreed to indemnify Sublessor and such other indemnities thereunder, or relating to this Sublease or to the Premises or the Subleased Premises, the Sublessee shall and will pay all reasonable costs and expenses, including reasonable attorneys' fees and court costs, incurred by Sublessor or such indemnities by virtue of any such litigation, to the extent contemplated by such indemnification, and the amount of such costs and expenses, including reasonable attorneys' fees and the court costs, shall be a demand obligation owing by Sublessee to Sublessor.

        12.  INSURANCE AND SUBROGATION

          (a) Sublessee shall procure and maintain, at its own cost and expense for the Term of this Sublease, policies of comprehensive general public liability insurance in companies and substance satisfactory to Sublessor, insuring Sublessee and, at Sublessor's option, including Sublessor as additional named insured, against any liability arising out of Sublessee's use or occupancy of the Premises. Such insurance shall further provide coverage in terms of occurrence and aggregate as follows:

          Bodily Injury $1,000,000 each occurrence
                        $1,000,000 aggregate
          Property Damage     $500,000 aggregate

          If Sublessee shall fail to procure and maintain said insurance, Sublessor may, by shall not be required, to procure and maintain same, but at the expense of Sublessee.

          (b) Sublessee shall carry fire and extended coverage insurance insuring its interest in the leasehold improvements in the Subleased Premises and its interest in its office furniture, equipment, supplies and any items stored on the Subleased Premises.

          (c) The aforesaid insurance shall not be subject to change or cancellation except after at least thirty (30) days prior written notice to Sublessor. The original insurance policies (or certificates thereof satisfactory to Sublessor together with copies of such policies), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Sublessor prior to the commencement of the Term.

          (d) Sublessee hereby waives all rights of action against the Sublessor for loss or damage to the tenant improvements in the Subleased Premises and to office furniture, equipment, supplies, vehicles and any items stored on the Subleased Premises, which pursuant to this Sublease shall be insured by a valid and collectible insurance policy as required herein. The policies required by this Sublease shall permit such waiver and shall be in form and content satisfactory to Sublessor.

        13.  ASSIGNMENT AND SUBLETTING

          Sublessee shall not, without the prior written consent of the Sublessor and Landlord in each instance,

               (i) assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Sublease or the interest of Sublessee in this Lease, in whole or in part, by operation of law or otherwise;

               (ii)   sublet any part of the Subleased Premises; or

               (iii) permit the use or occupancy of all or any part of the Subleased Premises for any purpose not permitted under Paragraph 4, or by anyone other than Sublessee or Sublessee's employees or agents.

          Consent to any of the above events by Sublessor shall not be unreasonably withheld, delayed or conditioned.

        14.  EVENTS OF DEFAULT

          Each of the following shall constitute an event of default by Sublessee under this Sublease:

               (i) Sublessee fails to pay any installment of Rent, Additional Rent or any monetary sum required thereunder to be paid to Sublessor when due;

               (ii) Sublessee fails to observe or perform any of the other covenants or provisions of this Sublease to be observed or performed by Sublessee and fails to cure such default within ten (10) days after notice to Sublessee; provided, that if such default is not susceptible to being cured within such ten day (10) period, but Sublessee promptly commences such cure, said ten (10) day period shall be extended so long as Sublessee is actively, diligently and continuously attempting to effectuate such cure, but in no event shall said ten (10) day period be extended by more than thirty (30) days;

               (iii) the interest of Sublessee in this Sublease is levied upon under execution or other legal process;

               (iv) a petition is filed by or against Sublessee to declare Sublessee bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution for such Code;

               (v) a receiver is appointed for Sublessee or Sublessee's property;

               (vi)  Sublessee vacates the Subleased Premises; or

               (vii) Sublessee, by its action or inaction, causes in whole or part, directly or indirectly, any breach of the Maser Lease, by Sublessor or Sublessee.

        15.  SUBLESSOR'S REMEDIES

          (a) If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed against the Sublessee, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare the Sublessee insolvent or unable to pay the Sublessee's debts, and in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) days from the date it is filed, the Sublessor may elect, but is not required, and with or without notice of such election and with or without entry or other action by the Sublessor, to forthwith terminate this Sublease. Sublessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent plus estimated Additional Rent for the remaining portion of the Term of this Sublease.

          (b) If the Sublessee defaults in the payment of Rent or any monetary sum required thereunder or if the Sublessee defaults in the prompt and full performance of any other provision of this Sublease, and the Sublessee does not cure the default within ten (10) days (forthwith if the default involves a hazardous condition) after written demand by the Sublessor that the default be cured, or if the leasehold interest of the Sublessee be levied upon under execution or be attached by process of law, or if the Sublessee makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of the Sublessee, or if the Sublessee vacates the Subleased Premises, then and in any such event the Sublessor may, if the Sublessor so elects, but not otherwise, and with or without notice of such election and with or without any demand whatsoever, forthwith terminate this Sublease and the Sublessee's right to possession of the Subleased Premises or the Sublessor may terminate the Sublessee's right to possession only, without terminating the Sublease.

          (c) Upon any termination of this Sublease, whether by lapse of time or otherwise, or upon any termination of the Sublessee's right to possession without termination of the Sublease, the Sublessee shall surrender possession and vacate the Subleased Premises immediately, and deliver possession thereof to the Sublessor.

          (d) If the Sublessee vacates the Subleased Premises or otherwise entitles the Sublessor so to elect, and the Sublessor elects to terminate the Sublessee's right to possession only, without terminating the Sublease, the Sublessor may, at the Sublessor's option, enter into the Subleased Premises, remove the Sublessee's signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Paragraph 15 provided, without such entry and possession terminating the Sublease or releasing the Sublessee, in whole or in part, from the Sublessee's obligation to pay the Rent thereunder for the Term, and in any such case the Sublessee shall pay forthwith to the Sublessor, if the Sublessor so elects, a sum equal to the entire amount of the Rent for the residue of the Term plus any other sums then due thereunder.

          (e) All rights and remedies of the Sublessor herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

        16.  UNTENANTABLITY

          If the Subleased Premises are made untenantable by fire or other casualty, the Sublessor may elect to terminate this Sublease as of the date of the fire or casualty by written notice to the Sublessee within ninety (90) days after that date. In the event of a termination of the Sublease pursuant to this Paragraph 16, Rent shall be apportioned on a per diem basis to be paid to the date of the fire or casualty.

        17.  EMINENT DOMAIN

          If the Premises or any substantial portion thereof affecting the Subleased Premises shall be taken or condemned by any competent authority for any public use or purpose, the Term shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the condemnation award. The Sublessee shall have no right to share in such award. Rent shall be apportioned as of the date of such termination. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Premises, the Subleased Premises, or the land under it, or if the grade of any street or alley adjacent to the Premises or the Subleased Premises or the Subleased Premises is changed by a competent authority and such change of grade makes it necessary or desirable to remodel the Premises or the Subleased Premises to conform to the changed grade, the Sublessor shall have the right to cancel this Sublease upon not less than ninety
          (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Sublessor to the Sublessee for the right of cancellation, and the Sublessee shall have no right to share in the condemnation award or in any judgment for damages caused by the change of grade.

        18.  SURRENDER OF SUBLEASED PREMISES

          Upon termination of Sublessee's right to possession of the Subleased Premises, Sublessee shall surrender and vacate the Subleased Premises immediately, and deliver possession of the Subleased Premises to Sublessor in clean, good and tenantable condition, ordinary wear excepted. In the event possession of the Subleased Premises is not immediately delivered to Sublessor, or if Sublessee so fails to remove Sublessee's furniture, machinery, trade fixtures and other items of movable personal property of every kind and description from the Subleased Premises, Sublessor may remove same without any liability to Sublessee. Any such property which may be removed from the Subleased Premises by Sublessee but which is not so removed shall be conclusively presumed to have been vacated by Sublessee and title to such Property shall pass to Sublessor without any payment or credit, and Sublessor may, at its option, and at Sublessee's expense, store and/or dispose of such property.

        19.  HOLDING OVER

          If Sublessee retains possession of the Subleased Premises or any part thereof after the termination of this Sublease, by lapse of time or otherwise, Sublessee shall pay Sublessor double the Rent and Additional Rent for the month immediately preceding the holdover for each thirty (30) day period or partial period which Sublessee retains possession of all or any part of the Subleased Premises after the expiration or termination of this Sublease and shall also pay all damages actually sustained by Sublessor on account thereof. Sublessee shall indemnify, defend and hold harmless Sublessor, its respective officers, partners and employees from and against any and all claims, liabilities, actions, losses, damages and expenses (including attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession. The provisions of this paragraph shall not constitute a waiver by Sublessor of any re-entry rights of Sublessor available under this Sublease or by law.

        20.  NOTICES

          (a) All notices and approvals to be given by one party to the other party under this Sublease shall be given in writing, mailed or delivered as follows:

          If to Sublessor:    AT&T
                          Manager-Lease Administration
                        222 Mount Airy Road
                        Basking Ridge, NJ  07920

          If to Sublessee:    Excalibur Technologies, Inc.
                        1921 Gallows Road,
                        Second Floor
                        Vienna, VA  22180

          (b) Sublessor and Sublessee shall have the right to specify such other person or persons or such other address or addresses upon giving five
          (5) days written notice thereof.

          (c) Notice shall be delivered by Unites States certified or registered mail, postage prepaid, return receipt requested or Overnight Delivery (e.g. Federal Express). Notices shall be considered to have been given upon receipt.

        21.  BROKER

          Sublessee represents to Sublessor that Sublessee has not dealt with any real estate broker, salesman or finder in connection with this Sublease, and no such person initiated or participated in the negotiation of this Sublease, or showed the Subleased Premises to Sublessee other than Spaulding & Slye and Cushman & Wakefield. Sublessor will pay the brokerage fees by the terms of a separate agreement between those parties. Sublessee agrees to indemnify, defend and hold harmless Sublessor, and its respective officers, partners and employees, from and against any and all claims, demands, liabilities, actions, damages, costs and expenses (including reasonable attorneys' fees) for brokerage commissions or fees arising out of a breach of such representation.

        22.  RIGHT OF ENTRY

          Sublessee shall permit Sublessor and/or Landlord and their respective agents to enter into and upon the Subleased Premises at all reasonable times for the purpose of inspecting same or for the purpose of maintaining the Premises or Subleased Premises or for the purpose of making repairs, alterations or additions to any other portion of the Building, including the erection and maintenance of such scaffolding canopies, fences and props as may be required, Sublessor or Landlord shall conduct all their activities as allowed in this Paragraph 22 or in a manner that will cause the least possible inconvenience, annoyance or interference with Sublessee's use of Subleased Premises.

        23.  LIMITATION OF SUBLESSOR'S LIABILITY

          It is expressly understood and agreed by Sublessee that none of Sublessor's covenants, undertaking or agreements are made or intended as personal covenants, undertakings or agreements by Sublessor or its agents or employees, and any liability for damage or breach or nonperformance by Sublessor shall be collectible only out of
          Sublessor's interest in the Subleased Premises and no personal liability is assumed by, nor at any time may be asserted against Sublessor, its agents or employees or any of its successors or assigns, all such liability, if any, being expressly waived and released by Sublessee.

        24.  RIGHT TO SUBLEASE

          Sublessor warrants that it has full right and authority to enter into this Sublease. Sublessor and Sublessee agree that the submittal of this Sublease document to Sublessee does not constitute an offer to Sublease and shall not be binding on Sublessor until duly executed by Sublessee.

        25.  SEVERABILITY

          If any term or provision of this Sublease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby, and each term and provision of this Sublease shall be valid and be enforceable to the fullest extent permitted by law.

        26.  MASTER LEASE

          Sublessee acknowledges and agrees that this Lease is a Sublease by Sublessor under the provisions of, and is subject and subordinate to, all of the terms and conditions of the Master Lease, and Sublessee assumes and agrees to duly perform all obligations of Sublessor under the Master Lease, unless otherwise specifically provided herein. All terms contained in this Sublease shall have the same meanings and definitions ascribed to them in the Master Lease, unless any such term is expressly defined in this Sublease.

        27.  MISCELLANEOUS

          (a) This Sublease shall be governed by the laws of the State of Virginia.

          (b) This Sublease shall be binding upon and shall inure to the benefit of each party's respective successors and assigns.

          (c) This Sublease sets forth all the covenants, agreements, representations and warranties between Sublessor and Sublessee concerning the Subleased Premises and there are no representations between them other than those stated in this Sublease. No subsequent alteration, amendment, change or addition to this Sublease shall be binding upon Sublessor or Sublessee in writing signed by both parties.

          (d) Time is of the essence of this Sublease and the performance of all obligations under this Sublease.

          (e)  Neither party shall record this Sublease.

          (f)  The  captions  of  the   paragraphs  of  this  Sublease  are  for
          convenience only and are not a part of this Sublease and shall have no effect upon the construction and interpretation of this Sublease.

          (g) Sublessee specifically acknowledges and agrees that this Sublease shall not be effective unless and until Landlord has consented in writing to this Sublease, anything herein to the contrary notwithstanding.


               IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease to be executed as of date first above written.






WITNESS                                 SUBLESSOR:
                                        AT&T Corp.


- -------------------------------         ------------------------------
                                        District Manager-Real Estate




WITNESS                                 SUBLESSOR:
                                        Excalibur Technologies, Inc.

/s/  Terry Yates                        /s/  James H. Buchanan
- -------------------------------         ------------------------------

                                        Title:  CFO
                                        ------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
                          LANDLORD'S CONSENT AGREEMENT

        Tysons Corner Associates II, (herein "Landlord"), hereby consents to the foregoing Sublease and the terms and conditions thereunder. Landlord's consent shall not modify or affect the Master Lease or Sublease, or relieve AT&T Corp. from any liability thereunder.






                                    LANDLORD:
                                    Tysons Corner Associates II


          ------------------------------------------
                                     Title:
          -------------------------------------

ATTACHMENT B  (Second Floor)


















                                   (Floorplan)

                                                  ATTACHMENT B  (Fourth Floor)


















                                   (Floorplan)

ATTACHMENT C  (Leasehold Improvements)
Page 1

POWER/DATA/TEL

1. All offices and work stations to have typical office level electricity/tel/data outlets.
2. In Training Room provide power/tel/data at each table.
3. Ring and string for tel/data.
4. Voice and cabling to be provided by tenant.
5. Dedicated outlet for copier in Copy/Mail Room.
6. Workstations will have power base.  all workstations will be fed from
column or adjacent      wall.  No floor outlets required.

PLUMBING

1. Existing kitchen to remain.
2. Install 1/4" line to coffee maker in Main Kitchen and at coffee area in Training Room.
3. Relocate sprinkler heads as required by new layout.

HVAC

1. Modify layout of air diffuser as required by new layout.
2. Provide double cfm in Training Room, Conference Room and Lan Room.

FINISHES

1. Provide and install loop carpet throughout space.  Allow $16/yd.-
installed.
2. Install bldg. std. 2" vinyl base throughout.
3. All walls to be painted bldg. std. paint.
4. ADD ALTERNATE:  Wallcovering (allow $1.20/yd-installed) in Executive
Office, Conference      Room and wall behind reception desk.

MILLWORK

1. Install 6 linear feet of bldg. std. base and wall cabinets in Training Room coffee area.

MISC.

1. Install tenant's white boards at (12) locations.


This  outline   constitutes  the  architect's   understanding  of  the  Tenant's
requirements. It is not intended for incorporation into a lease but, instead, should be used as a basis for discussion.

Attachment C  (Leasehold Improvements)
Page 2

September 26, 1995

TENANT FIT UP DESCRIPTION
Excalibur Technologies, Inc.
1921 Gallows Roads-2nd Floor
Space Plan 9-25-95

GENERAL

1. The contractor is expected to visit the site prior to submitting any pricing.
2  Extent of demolition not shown on plan.

PARTITIONS

1. All interior partitions to be bldg. std. (3-1/2"), ceiling high.
2. G.C. to confirm that demising partitions are deck high per base bldg. requirements.
3. The following rooms to have insulated walls:  Conference Rooms (3), Demo
Room and       Training Room
4. All workstations indicated with dashed line are by tenant.

DOORS AND HARDWARE

1. Existing glass entry to remain.
2. All new interior doors to be bldg. std.- match existing.
3. All new secondary suite doors to be bldg. std.
4. All hardware to be bldg. std. lever type ADA approved.  All interior
doors to have passage   sets.
5. ADD ALTERNATE: Install one (3'x8') glass side light in cased gypsum board opening in entry to executive area.

CEILING AND LIGHTING

1. Existing suspended ceiling throughout to remain.  Replace any damaged
tile or portions of     grid as required.
2. Relocate existing and provide new base bldg. light fixtures 2'x4', (18)
cell parabolic as       required by new layout.
3. Provide and install approximately (12) compact fluorescent downlights in large Conference Room.